DENNIS W. BERSCH
CERTIFIED PUBLIC ACCOUNTANT

CONSENT FOR INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

North Shore Capital IV, Inc.


Dated: January 19, 2001


I hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of my report dated March 14, 2000 appearing on page
F-2 of North Shore Capital IV, Inc. Registration Statement on Form 10SB12G for the year ended December 31, 1999. I also consent to the reference to me under the heading "Exhibits" in such Registration Statement.


                                        /s/Dennis W. Bersch

                                        -------------------------
                                        Dennis W. Bersch